SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C. 20549



                            FORM 8-K


                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(D) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 31, 1999


                      Commission File Number 0-09519


                        REGENT TECHNOLOGIES, INC.
              (Exact name of Registrant as specified in its charter)


Colorado                                  84-0807913

(State of
Incorporation)                          (IRS Employer
                                         Identification No.)
2929 Elm Street, Dallas, Texas                  75226
(Address of Principal Executive Offices)       (Zip Code)




Registrant's telephone number, including area code:  214-741-9523

Item 5.  Other Items

(a) Regent Technologies, Inc. has sold all of the assets of ConnecTen, L.L.C. to Internet Allegiance, Inc., a Delaware corporation and subsidiary of Allegiance Telecom, Inc. Regent's Chairman and CEO, Roy W. Mers, will be taking a position with Allegigance Telecom, Inc. as will Fred Hogan and Bruce Goldstein. Regent's President, David A. Nelson, has taken a position with the Baptist Foundation of Texas. The General Counsel, Elaine Boze. has resigned.

Regent Technologies, Inc. will be actively seeking a merger partner to continue its business.




                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       					REGENT TECHNOLOGIES, INC.

                                       					David A. Nelson
				                                       	President

Date:  April 2, 1999